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Laura Rossi
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(305) 460-8728

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Silvia M. Larrieu
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AMERANT BANCORP INC. ANNOUNCES SUCCESSFUL COMPLETION OF SHARE REPURCHASE PROGRAM

CORAL GABLES, FLORIDA, May 19, 2022. Amerant Bancorp Inc. (NASDAQ: AMTB) (the “Company” or “Amerant”) today announced that it successfully completed its previously announced $50 million Repurchase Program for its shares of Class A Common Stock (the “Class A Shares”).

Jerry Plush, Vice Chairman, President and CEO, said, “We are pleased to announce the successful completion of our second buyback program. Along with the recent declaration and payment of cash dividends, these actions demonstrate our commitment to efficiently manage the Company’s capital levels while increasing total return to our shareholders.”

Under the second Repurchase Program launched on February 1, 2022, the Company repurchased 1,602,887 Class A Shares, including 611,525 Class A Shares since March 31, 2022. The Company has now completed two consecutive $50 million buyback programs for its Class A Shares and has repurchased an aggregate 3,148,399 Class A Shares since mid-November 2021, when the Company announced the successful conversion to one class of common stock.

About Amerant Bancorp Inc. (NASDAQ: AMTB)

Amerant Bancorp Inc. is a bank holding company headquartered in Coral Gables, Florida since 1979. The Company operates through its main subsidiary, Amerant Bank, N.A. (the “Bank”), as well as its other subsidiaries: Amerant Investments, Inc., Elant Bank and Trust Ltd., and Amerant Mortgage, LLC. The Company provides individuals and businesses in the U.S., as well as select international clients, with deposit, credit and wealth management services. The Bank, which has operated for over 40 years, is the largest community bank headquartered in Florida. The Bank operates 24 banking centers – 17 in South Florida and 7 in Houston, Texas. For more information, visit investor.amerantbank.com.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including statements regarding the increase of total return to shareholders as well as statements with respect to the Company’s objectives, expectations and intentions and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” “dedicated,” “create,” and other similar words and expressions of the future.

Forward-looking statements, including those as to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2021, in our quarterly report on Form 10-Q for the quarter ended March 31, 2022 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov.

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